SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       August 31, 1994






                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




         Virginia                        1-10524               54-0857512
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation of organization)         File Number)       Identification No.)




        10 South Sixth Street, Suite 203, Richmond, Virginia 23219-3802
                    (Address of principal executive offices)


Registrant's telephone number, including area code       (804) 780-2691



                                   NO CHANGE
         (Former name or former address, if changed since last report)

ITEM 5.  Other Events

    On July 1, 1994, the Trust closed on 21 properties included in a 25 property portfolio which had been under contract since April 1, 1994. The communities contain 4,390 units and were purchased for $143.7 million, including closing costs, from entities affiliated with Clover Financial Corporation, a New Jersey Corporation (previously reported on Form 8-K dated May 26, 1994). The 21 apartment communities are located in Alabama (2), Delaware (2), Florida (1), Georgia (1), Maryland (2), North Carolina (4), South Carolina (7) and Virginia (2). On August 16, 1994, 3 additional apartment communities included in the portfolio containing 628 units were purchased for $18.8 million, including closing costs. The apartment communities are located in Maryland (2) and South Carolina (1). The remaining property, located in South Carolina, is expected to be purchased on or about November 1, 1994.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          Description                                        Location

(a)       Financial Statements of Businesses Acquired

          The combined audited statements of rental operations for the 21 apartment properties which were purchased on July 1, 1994, the 3 apartment properties purchased on August 16, 1994 and the one property that will be purchased on or about November 1, 1994, from certain affiliates of Clover Financial Corporation, were filed with the Commission on Form 8-K dated May 26, 1994.

(b)       Pro Forma Financial Information                  4 through 11

(c)       Exhibits

          (99) Computation of Ratio of Earnings to
               Fixed Charges                                   12

                       UNITED DOMINION REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1994
                                  (UNAUDITED)
                  (IN THOUSANDS OF DOLLARS, EXCEPT SHARE DATA)

                                                                                              ACQUISITIONS
                                                                                               PREVIOUSLY
                                                                                              REPORTED ON
                                                                                             FORM 8-K DATED
                                                                                              MAY 26, 1994
                                                                                               (PORTFOLIO         PRO
                                                                           HISTORICAL (A)     ACQUISITION)       FORMA
BALANCE SHEET
ASSETS
Real estate owned
  Apartments............................................................      $604,436          $164,807(B)    $769,243
  Shopping centers......................................................        74,614                           74,614
  Office and industrial.................................................         4,595                            4,595
                                                                               683,645           164,807        848,452
  Less accumulated depreciation.........................................       103,464                          103,464
                                                                               580,181           164,807        744,988
Cash and cash equivalents...............................................        85,994          (80,000)(C)       5,994
Other assets............................................................        16,252           (6,258)(D)       9,994
                                                                              $682,427          $78,549        $760,976
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable..................................................      $ 95,834          $ 11,696(E)    $107,530
Notes payable...........................................................       202,761            59,444(F)     262,205
Accounts payable, accrued expenses and other............................        11,623               274(G)      11,897
Tenants' deposits and rents paid in advance.............................         3,999               665(G)       4,664
Distributions payable to shareholders...................................         9,744                            9,744
                                                                               323,961            72,079        396,040
Shareholders' equity:
  Common stock, $1 par value; 60,000,000 shares authorized
       49,723,912 shares issued and outstanding (50,203,312
       in pro forma)....................................................        49,724               479(H)      50,203
  Preferred stock, 25,000,000 shares authorized, no shares
     outstanding........................................................            --                --             --
  Additional paid in capital............................................       403,109             5,991(H)     409,100
  Notes receivable from officer shareholders............................       (4,090)                          (4,090)
  Distributions in excess of earnings...................................      (90,277)                         (90,277)
  Total shareholders equity.............................................       358,466             6,470        364,936
                                                                              $682,427          $ 78,549       $760,976

                          UNITED DOMINION REALTY TRUST
                        NOTES TO PRO FORMA BALANCE SHEET
                                 JUNE 30, 1994
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

     The accompanying unaudited Pro Forma Balance Sheet assumes the completion as of June 30, 1994, of (i) the sale of 479,400 shares of Common Stock at $14.25 per share on July 15, 1994 (representing the exercise by the underwriters of their over-allotment option related to the June, 1994 public offering of 8,000,000 shares of Common Stock at $14.25), (ii) the acquisition of 21 apartment communities on July 1, 1994, 3 apartment communities on August 16, 1994 and 1 apartment community to be acquired on or about November 1, 1994 from partnerships affiliated with the Clover Financial Corporation, a New Jersey Corporation (previously reported on Form 8-K dated May 26, 1994) (the "Portfolio Acquisition"), (iii) the borrowing of $59,444,000 necessary to fund a portion of the Portfolio Acquisition. In management's opinion, all significant adjustments necessary to reflect these transactions have been made. The Pro Forma Balance Sheet should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 and its unaudited financial statements for the second quarter ended June 30, 1994.

     The unaudited Pro Forma Balance Sheet is not necessarily indicative of what the Trust's financial position would have been assuming the Common Stock offering and related acquisitions had been consummated as of June 30, 1994, nor do they purport to be indicative of the Trust's financial position for future periods.

2. ADJUSTMENTS TO PRO FORMA BALANCE SHEET

     (A) Represents the Trust's Historical Balance Sheet contained in the Trust's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

     (B) Represents the estimated aggregate cost, including closing costs, for the Portfolio Acquisition.

     (C) Represents the use of $80,000,000 of the net proceeds from the sale of 8,000,000 shares of Common Stock in a public offering at $14.25 in mid-June, 1994 to acquire the Portfolio Acquisition.

     (D) Represents acquisition deposits and deferred costs associated with the Portfolio Acquisition.

     (E) Represents the assumption of two mortgage loans encumbering two properties included in the Portfolio Acquisition as follows:

                                                                          LOAN         INTEREST
                           PROPERTY NAME                                 AMOUNT          RATE
Harris Pond Apartments..............................................   $5,209,000        8.75%
Royal Oaks Apartments...............................................    6,487,000        8.50

     (F) Represents assumed additional borrowings of $59,444,000 necessary to fund a portion of the Portfolio Acquisition in (B).

     (G) Represents estimated accrued expenses, tenant deposits and rents paid in advance which have been or will be assumed by the Trust in the Portfolio Acquisition.

     (H) Represents the issuance of 479,400 shares of Common Stock at $14.25, net of the underwriting discounts of $362,000 which were incurred.

                                     UNITED DOMINION REALTY TRUST, INC.
                               PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                      SIX MONTHS ENDED JUNE 30, 1994
                                                (Unaudited)
                                   (In thousands, except per share data)



                                               ACQUISITIONS                ACQUISITIONS
                                            PREVIOUSLY REPORTED        PREVIOUSLY REPORTED
                                               ON FORM 8-K                ON FORM 8-K
                                           DATED MAY 26, 1994         DATED APRIL 15, 1994
                                               (PORTFOLIO                 AND FORM 8-K            PRO FORMA         PRO
                             HISTORICAL(A)   ACQUISITION)(B)         DATED MAY 17, 1994(C)       ADJUSTMENTS       FORMA
Income
Property operations:
  Rental income               $56,379           $14,399                  $2,432                                   $73,210
  Property expenses:
    Utilities                   4,856             1,333                     120                                     6,309
    Repairs and maintenance     8,441             2,602                     353                                    11,396
    Real estate taxes           3,864             1,007                     184                                     5,055
    Property management         1,808               710                     106                  ($321)(E)          2,303
    Other operating expenses    4,854             2,128                     278                   (277)(F)          6,983
    Depreciation of real
     estate owned              12,020                                                            2,509 (G)         14,529
                               35,843             7,780                   1,041                  1,911             46,575
Income from property
 operations                    20,536             6,619                   1,391                 (1,911)            26,635
Interest income                   386                                                              (89)(H)            297

                               20,922             6,619                   1,391                 (2,000)            26,932
Expenses
  Interest                     10,474                                                            3,524 (I)         13,998
  General and administrative    2,595                                                                               2,595
  Other depreciation and
   amortization                   371                                                                                 371

                               13,440                                                            3,524             16,964

Income before gains (losses)
 on investments and
 extraordinary item             7,482             6,619                   1,391                 (5,524)             9,968

Gains (losses) on sale of
 investments
Income before extraordinary
 item                           7,482             6,619                   1,391                 (5,524)             9,968
Extraordinary item-early
 extinguishment of debt           (89)                                                                                (89)
Net income                     $7,393            $6,619                  $1,391                ($5,524)            $9,879
Net Income per share           $ 0.18                                                                              $ 0.20
Distributions declared per
 share                         $ 0.39                                                                              $ 0.39
Weighted Average shares
 outstanding                   42,100             7,617                                                            49,717

                                              UNITED DOMINION REALTY TRUST, INC.
                                        PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1993
                                                        (Unaudited)
                                            (In thousands, except per share data)


                                              ACQUISITIONS             ACQUISITIONS
                                           PREVIOUSLY REPORTED     PREVIOUSLY REPORTED
                                               ON FORM 8-K             ON FORM 8-K           ACQUISITIONS
                                           DATED MAY 26, 1994     DATED APRIL 15, 1994   PREVIOUSLY REPORTED
                                               (PORTFOLIO              AND FORM 8-K       ON FORM 8-K DATED    PRO FORMA     PRO
                             HISTORICAL(A)   ACQUISITION)(B)      DATED MAY 17, 1994(C)  DECEMBER 31,1993(D)  ADJUSTMENTS   FORMA
Income
Property operations:
  Rental income               $89,084           $28,345                 $10,459                $9,424                     $137,312
  Property expenses:
    Utilities                   7,838             2,461                     555                   846                       11,700
    Repairs and maintenance    13,950             4,439                   1,407                 1,407                       21,203
    Real estate taxes           5,777             1,975                     850                   780                        9,382
    Property management         2,782             1,413                     446                   422          ($863)(E)     4,200
    Other operating expenses    7,512             4,489                   1,275                 1,552           (554)(F)    14,274
    Depreciation of real
     estate owned              19,764                                                                          7,846 (G)    27,610
                               57,623            14,777                   4,533                 5,007          6,429        88,369

Income from property
 operations                    31,461            13,568                   5,926                 4,417         (6,429)       48,943
Interest income                   708                                                                           (438)(H)       270
                               32,169            13,568                   5,926                 4,417         (6,867)       49,213
Expenses
  Interest                     16,938                                                                          9,985 (I)    26,923
  General and administrative    3,349                                                                                        3,349
  Other depreciation and
   amortization                   596                                                                                          596

                               20,883                                                                          9,985        30,868

Income before gains on sales
 ofinvestments and
 extraordinary items           11,286            13,568                   5,926                 4,417        (16,852)       18,345

Gains (losses) on sale
  of investments                  (89)                                                                                         (89)

Net income                    $11,197           $13,568                   $5,926               $4,417       ($16,852)      $18,256
Net Income per share          $  0.29                                                                                      $  0.39
Distributions declared per
 share                        $  0.70                                                                                      $  0.70
Weighted Average shares
 outstanding                   38,202             8,479                                                                     46,681

                          UNITED DOMINION REALTY TRUST
                  NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                                 JUNE 30, 1994
                                  (UNAUDITED)


1. BASIS OF PRESENTATION

     The accompanying unaudited Pro Forma Statements of Operations assumes the completion of (i) the sale of 8,479,400 shares of Common Stock (which includes the July, 1994 sale of 479,400 shares exercised by the underwriters) in a public offering at $14.25 per share, (ii) the acquisition of 21 apartment communities on July 1, 1994, 3 apartment communities on August 16, 1994 and 1 apartment community to be acquired on or about November 1, 1994 from partnerships affiliated with the Clover Financial Corporation, a New Jersey Corporation (previously reported on Form 8-K dated May 26, 1994) (the "Portfolio Acquisition"),
(iii) the acquisition of five apartment communities purchased in 1994 (previously reported on Forms 8-K dated April 15, 1994 and May 17,
1994), and (iv) the acquisition of eleven apartment communities previously reported on Form 8-K dated December 31, 1993, at the beginning of each pro forma period presented. In addition, such Pro Forma Statements of Operation also assume that approximately $59,444,000 of 10 year senior unsecured notes are outstanding for approximately 8 months for the year ended December 31, 1993 and 4 months for the six months ended June 30, 1994. In management's opinion, all significant adjustments necessary to reflect these transactions have been made. The Pro Forma Statements of Operation should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 and its unaudited financial statements for the six months ended June 30, 1994.

     The unaudited Pro Forma Statements of Operations are not necessarily indicative of what the Trust's results would have been for the six months ended June 30, 1994 and the year ended December 31, 1993 if the Common Stock offering and related acquisitions had been consummated at the beginning of each period presented, nor do they purport to represent the results of operations of the Trust for future periods.

2. ADJUSTMENTS TO PRO FORMA STATEMENTS OF OPERATIONS

     (A) Represents the Trust's Historical Statement of Operations contained in its Quarterly Report on Form 10-Q for the six months ended June 30, 1994 and its Annual Report on Form 10-K for the year ended December 31, 1993.

     (B) Represents actual rental income and related operating expenses of the Portfolio Acquisition for the full year ended December 31, 1993, as reported on Form 8-K dated May 26, 1994. Represents actual rental income and related operating expenses of the Portfolio Acquisition for the six months ended June 30, 1994.

     (C) Represents actual rental income and related operating expenses of five apartment acquisitions, as previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994.

     (D) Represents the net adjustments required to allow for a full year of actual rental income and related operating expenses for the Trust's acquisitions reported on Forms 8-K during 1993.

     (E) Reflects the net decrease in property management fees for the Portfolio Acquisition and the Trust's 1994 and 1993 acquisitions. The Trust internally manages its apartment portfolio at a cost of approximately 3% of rental income.

     (F) Reflects the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition.

     (G) Represents the net adjustments to depreciation expense as outlined below. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings were depreciated using a 35 year life and other improvements using a 15 year useful life.

                                                 SIX MONTHS ENDED    TWELVE MONTHS ENDED
                                                  JUNE 30, 1994      DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition.................................      $2,197,000          $ 4,393,000
Increase related to the acquisitions
  previously reported on Form 8-K dated April
  15, 1994 and Form 8-K dated May 17, 1994....         312,000            1,943,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  December 31, 1993                                                       1,510,000
     Total....................................      $2,509,000          $ 7,846,000

     (H) Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition. For the year ended December 31, 1993, such acquisitions consist of the Trust's 1993 acquisitions reported on Forms 8-K during 1993. For the six months ended June 30, 1994, such acquisitions consist of the Portfolio Acquisition.

     (I) Reflects the additional interest expense associated with the increase in bank lines of credit and the assumption of tax-exempt bonds on one of the 1994 property acquisitions and of two mortgage notes assumed to have been incurred by the Trust to purchase (i) the Portfolio Acquisition at interest rates and maturities which are currently available to the Trust, (ii) the 1994 apartment acquisitions at interest rates under the Trust's bank lines of credit on the date of purchase, and (iii) the 1993 apartment acquisitions made by the Trust at interest rates and maturities that were available at the time of each acquisition as follows:

                                                 SIX MONTHS ENDED    TWELVE MONTHS ENDED
                                                  JUNE 30, 1994      DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition.................................      $2,629,000          $ 5,259,000
Increase related to the acquisitions
  previously reported on Form 8-K dated April
  15, 1994 and Form 8-K dated May 17, 1994....         895,000            3,183,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  December 31, 1993...........................                            1,543,000
     Total....................................      $3,524,000          $ 9,985,000

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UNITED DOMINION REALTY TRUST, INC.



Date:     August 31, 1994                 /s/ James Dolphin
                                          James Dolphin, Senior Vice President
                                          Chief Financial Officer




Date:     August 31, 1994                 /s/ Jerry A. Davis
                                          Jerry A. Davis, Vice President
                                          Controller